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                                CIGNA FUNDS GROUP
         Supplement dated March 17, 2004 to Prospectus dated May 1, 2003

TimesSquare Capital Management, Inc. ("TimesSquare") serves as the investment adviser to the Funds. TimesSquare is a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options.

The Funds will provide additional information as soon as definitive decisions are made. In the meantime, Management expects the operations of the Funds to continue uninterrupted.